UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): November 10, 2021

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 10, 2021, Willis Lease Finance Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on October 1, 2021, the voting record date, there were 6,624,225 common shares issued and outstanding and entitled to vote. At the Annual Meeting, 6,246,853 shares, or 94%, of the outstanding common shares entitled to vote were represented by proxy or in person.

Proposal 1: Election of Directors. The stockholders elected two Class II Directors for a three-year term expiring at the 2024 Annual Meeting of Stockholders. The voting results were as follows:

Number of Votes Cast:

	For	Withheld	Broker Non-Votes
Robert J. Keady	4,415,446	1,309,553	521,854
Austin C. Willis	4,577,970	1,147,029	521,854

The other directors whose term of office continued after the Annual Meeting were Charles F. Willis, Hans Joerg Hunziker and Rae Ann McKeating.

Proposal 2: Approval of the Amendment and Restatement of the Company’s 2018 Incentive Stock Plan (the “Incentive Plan”). The stockholders approved the amendment and restatement of the Company’s Incentive Plan to (i) increase the number of authorized shares issuable thereunder by 1,000,000 shares, (ii) change the annual equity award granted to non-employee Directors to a fixed amount of 3,000 shares, and (iii) extend the expiration date of the Incentive Plan by three years. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
4,451,031	1,270,411	3,557	521,854

Proposal 3: Approval of the Amendment of the Company’s Employee Stock Purchase Plan (the “ESPP”). The stockholders approved the amendment of the Company’s ESPP to increase the maximum number of shares of common stock authorized for issuance over the term of the ESPP from 325,000 to 425,000. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
5,698,732	23,110	3,157	521,854

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for the year 2021. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
6,226,221	13,301	7,331	0

Item 9.01 Financial Statements & Exhibits
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: November 12, 2021

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Dean M. Poulakidas
Dean M. Poulakidas
Senior Vice President and General Counsel

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